UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 18, 2019
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2225 Lawson Lane
Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(408) 501-8550
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	New York Stock Exchange, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 24, 2019, ServiceNow, Inc. (“ServiceNow” or the “Company”) issued a press release announcing financial results for the three months ended March 31, 2019.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing of ServiceNow under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ServiceNow makes reference to non-GAAP financial information in the press release.  A reconciliation to the nearest comparable GAAP financial measures of the non-GAAP financial measures is included in the press release attached hereto as Exhibit 99.1.  These non-GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

ServiceNow encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2019, Ronald E.F. Codd informed the Board of Directors of the Company (the “Board”) that he would not stand for re-election as a director at the conclusion of his current term of office at the Company's 2019 annual meeting of shareholders (the “Annual Meeting"). Mr. Codd has served on the Board since 2012, and currently serves on the Audit Committee. Mr. Codd conveyed that he believes it is the right time for him to retire from the Board as the Company enters its next phase of growth, and that his decision was not a result of any disagreement with the Company. The Board expressed its appreciation for Mr. Codd's service to the Company and his invaluable contributions to the Board during his term of service.

On April 23, 2019, the Board approved a decrease in the size of the Board from eleven (11) to ten (10) members, effective immediately following the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release dated April 24, 2019, announcing ServiceNow, Inc.'s financial results for the three months ended March 31, 2019.

Exhibit List

Exhibit No.	Exhibit Title
99.1	Press release dated April 24, 2019, announcing ServiceNow, Inc.'s financial results for the three months ended March 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli Chief Financial Officer

Date: April 24, 2019